                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549


                                     FORM 8-K/A

                   Current Report Pursuant To Section 13 Or 15(d)
                       Of The Securities Exchange Act Of 1934

                 Date of Report (Date of earliest event reported):
                                  August 14, 1998


                               GATEFIELD CORPORATION
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                              (State of incorporation)



       0-13244                                         41-1404495
Commission file number                     (I.R.S. Employer Identification No.)


                               47100 BAYSIDE PARKWAY
                             FREMONT, CALIFORNIA 94538
               (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:         (510) 623-4400

Item 5.   Other Events.

Current Executive Officers

In connection with the GateField Corporation's (the "Company") consummation of certain transactions with Actel Corporation, which are described in the Company's Current Report on Form 8-K dated August 14, 1998, the Company has reorganized its senior management. The current members of the Company's senior management are as follows:

1.   James R. Fiebiger, Vice-Chairman and Chief Executive Officer;

2.   Timothy Saxe, President and Chief Operating Officer;

3.   Peter G. Feist, Senior Vice President, Marketing; and

4.   James B. Boyd, Corporate Controller.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired:

                    Not applicable.

          (b)  Pro Forma Financial Information:

                    (1) GateField Corporation pro forma Condensed Income Statement (unaudited) for the six months ended June 30, 1998 (see page 5).

                    (2) GateField Corporation amended pro forma Condensed Balance Sheets (unaudited) for the six months ended June 30, 1998 (see page 6).

          (c)  Exhibits:

               2.1 Asset Purchase Agreement dated August 14, 1998, regarding the purchase of GateField Corporation's Design Services Business by Actel Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 14, 1998).

               4.1 Series C Preferred Stock Purchase Agreement dated August 14, 1998 between GateField Corporation and Actel Corporation.

               4.2 Registration Rights Agreement dated August 14, 1998 between GateField Corporation and Actel Corporation.

               4.3  Restated Certificate of Incorporation dated August 28,
               1998.

               99.1 License Agreement dated July 31, 1998 between GateField Corporation and Rohm Co., Ltd. (incorporated by reference to
               Exhibit 10.1 to the Company's Current Report on Form 8-K filed on August 14, 1998).

               99.2 GateField Corporation's press release dated August 14, 1998 (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on August 14, 1998).

               99.3 Agreement for Wafer Production and Testing between GateField Corporation and Siemens Aktiengesellschaft.


                                       2.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GATEFIELD CORPORATION




                                        /s/  Timothy Saxe
                                        -------------------------------------
                                        Timothy Saxe
                                        President and Chief Operating Officer


                                        /s/  James B. Boyd
                                        -------------------------------------
                                        James B. Boyd
                                        Corporate Controller


Dated:  August 31, 1998


                                       3.

                               GATEFIELD CORPORATION
                            (FORMERLY ZYCAD CORPORATION)
               PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pursuant to that certain Asset Purchase Agreement dated as of August 14, 1998 (the "Asset Purchase Agreement"), GateField Corporation (the "Company") sold certain of the assets relating to its Design Service Business Unit, which is engaged in the business of providing prototyping design services and verification services for electronic systems, integrated circuits and other electronic components, located in Mt. Arlington, NJ (the "Design Service Business") to Actel Corporation ("Actel"). The purchase price for such assets was (i) $5.4 million plus (ii) contingent payments to be paid over a three-year period on a quarterly basis based on the Design Services Business achieving certain profitability levels which payments shall not exceed $1.0 million in the aggregate.

The Company's accompanying unaudited pro forma condensed consolidated financial statements give retroactive effect to the disposition of these assets. Such pro forma financial statements are presented to comply with the requirements of Article 11 of Regulation S-X. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified nor is it indicative of the Company's future results.



                                       4.

                             GATEFIELD CORPORATION
                         (FORMERLY ZYCAD CORPORATION)
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                                        Actual                           Pro forma
                                   Actual        Effect of Sale      Pro forma        Six Months     Effect of Sale     Six Months
(IN THOUSANDS, EXCEPT            Year Ended         of Design        Year Ended         Ended           of Design          Ended
  PER SHARE AMOUNTS)             December 31,   Services Business   December 31,       June 30,     Services Business    June 30,
                                    1997                               1997              1998                              1998
                                 ---------------------------------------------        -------------------------------------------
Revenues:
  Product                         $  5,385          $   -            $  5,385          $ 1,999          $     -          $ 1,999
  Service                           10,407           (3,800)            6,607            3,318           (1,708)           1,610
                                 ---------------------------------------------        -------------------------------------------
    Total revenues                  15,792           (3,800)           11,992            5,317           (1,708)           3,609
                                 ---------------------------------------------        -------------------------------------------

Cost of revenues:
  Product                            6,421              -               6,421            2,536              -              2,536
  Service                            4,482           (2,297)            2,185            1,365             (813)             552
                                 ---------------------------------------------        -------------------------------------------
    Total cost of revenues          10,903           (2,297)            8,606            3,901             (813)           3,088
                                 ---------------------------------------------        -------------------------------------------
    Gross profit                     4,889           (1,503)            3,386            1,416             (895)             521
                                 ---------------------------------------------        -------------------------------------------
Operating expenses:
  Sales and marketing                9,664              -               9,664            2,274              -              2,274
  Research and development           7,854              -               7,854            2,696              -              2,696
  General and administrative         4,086             (778)            3,308            1,550             (551)             999
                                 ---------------------------------------------        -------------------------------------------
    Total operating expenses        21,604             (778)           20,826            6,520             (551)           5,969
                                 ---------------------------------------------        -------------------------------------------

Operating loss                     (16,715)            (725)          (17,440)          (5,104)            (344)          (5,448)
                                 ---------------------------------------------        -------------------------------------------

Other income (expense), net          1,639              272             1,911             (179)             136              (43)
                                 ---------------------------------------------        -------------------------------------------

Net loss                          $(15,076)         $  (453)         $(15,529)         $(5,283)         $  (208)         $(5,491)
                                 ---------------------------------------------        -------------------------------------------
                                 ---------------------------------------------        -------------------------------------------

Basic and diluted net loss
  per share                       $  (0.50)                          $  (0.51)         $ (0.13)                          $ (0.13)
                                 ----------                         ----------        ---------                         ---------
                                 ----------                         ----------        ---------                         ---------

Basic and diluted weighted
  average shares outstanding        30,303                             30,303           40,840                            40,840
                                 ----------                         ----------        ---------                         ---------
                                 ----------                         ----------        ---------                         ---------


SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.


                                       5.

                             GATEFIELD CORPORATION
                         (FORMERLY ZYCAD CORPORATION)
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                Effect of Sale
                                                 Actual           of Design         Pro forma
(IN THOUSANDS)                                 June 30,1998    Services Business   June 30,1998
-----------------------------------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents                      $ 2,851           $5,444            $ 8,295
  Short-term investments                             113              -                  113
  Accounts receivable, net                         1,874             (678)             1,196
  Inventories                                        669              -                  669
  Other current assets                               546               (3)               543
                                               ---------------------------------------------
    Total current assets                           6,053            4,763             10,816

Property and equipment, net                        3,107              (55)             3,052
Other assets                                         254              (20)               234
                                               ---------------------------------------------
    Total assets                                 $ 9,414           $4,688            $14,102
                                               ---------------------------------------------
                                               ---------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term obligations       $   617           $    -            $   617
  Accounts payable                                 2,778             (115)             2,663
  Accrued expenses                                 2,434             (147)             2,287
  Deferred revenues                                  692              (30)               662
                                               ---------------------------------------------
    Total current liabilities                      6,521             (292)             6,229

Other long-term liabilities                          420                -                420
                                               ---------------------------------------------
    Total liabilities                              6,941             (292)             6,649
    Redeemable Preferred Stock                     4,663              -                4,663
    Total stockholders' equity                    (2,190)           4,980              2,790
                                               ---------------------------------------------
    Total liabilities and stockholders' equity   $ 9,414           $4,688            $14,102
                                               ---------------------------------------------
                                               ---------------------------------------------


SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                                       6.

                               GATEFIELD CORPORATION
                            (FORMERLY ZYCAD CORPORATION)

           Notes to Unaudited Pro Forma Consolidated Financial Statements
                                   June 30, 1998

(1) The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 gives retroactive effect to the sale of the Company's design services business assets as if such transaction had taken place on June 30, 1998. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 gives retroactive effect to the sale of the Company's design services business assets as if such transaction had taken place on January 1, 1997. Accordingly, the "pro forma" columns exclude the accounts of the design services business. The unaudited pro forma condensed consolidated statements of operations exclude the $5.0 million gain on the transaction but include interest income on the proceeds of the sale as if the funds were available for investment beginning January 1997.

(2) The net proceeds from the sale were deposited in the Company's bank accounts and will be used for general working capital purposes. In November 1997 the Company issued 1,000,000 shares of Series B Convertible Preferred Stock for $4,583,000. Each share is convertible into 4.5825 shares of Common Stock plus the amount of accrued and unpaid dividends at the option of the holder. The Preferred Stock agreement defines Events of Noncompliance, which includes a delisting of the Company's stock from Nasdaq National Market System. On the occurrence of an Event of Noncompliance, the Preferred Stock becomes redeemable at the option of the holder or convertible at 75% of the stated conversion ratio. On July 16, 1998 the Company's listing was moved to the Nasdaq SmallCap Market, accordingly the redeemable and convertible Preferred Stock is classified as mezzanine financing separate from stockholders equity.


                                       7.